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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 20, 1997
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                            PAINE WEBBER GROUP, INC.
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             (Exact name of registrant as specified in its charter)

         Delaware                1-7367           13-2760086
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(State or other jurisdiction    (Commission      (IRS Employer
       of incorporation)        File Number)   Identification No.)

1285 Avenue of the Americas, New York, New York     10019
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(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code (212) 713-2000
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                                 Not Applicable
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             (Former name or address, if changed since last report)

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                            PAINE WEBBER GROUP INC.

Item 5          Other Events
                (a) Copy of the Registrant's press release which, among other things, reported financial results for 1996 and for the fourth quarter of 1996.

                                SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        PAINE WEBBER GROUP INC.

                                        By:  /s/  REGINA DOLAN
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                                                  Regina Dolan
                                                Vice President and
                                                Chief Financial Officer

Dated:  March 11, 1997
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                                 EXHIBIT INDEX

(a) Copy of the Registrant's press release which, among other things, reported results for 1996 and for the fourth quarter of 1996.